Document and Entity Information	12 Months Ended
Jun. 30, 2011
Document and Entity Information [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Jun 30, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Registrant Name	Pansoft CO LTD
Entity Central Index Key	0001430452
Current Fiscal Year End Date	--06-30
Entity Well-known Seasoned Issuer	Yes
Entity current reporting status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	5,438,232

Consolidated Balance Sheets (USD $)	Jun. 30, 2011	Jun. 30, 2010
Current assets [Abstract]
Cash and cash equivalents	$ 3,680,716	$ 2,705,957
Accounts receivable,net	3,678,463	1,391,960
Allowance for doubtful accounts receivable, current	175,481	91,684
Unbilled revenues	7,025,926	6,887,471
Prepayments,deposits and other receivables,current	1,713,575	386,420
Inventory	1,010,582	61,984
Short term investments	6,829,841	7,399,608
Total current assets	23,939,103	18,833,400
Property and equipment,net	2,312,590	760,258
Deposit for acquisition	0	1,340,029
Investments in equity method affiliates	28,418	0
Intangible assets	2,706,197	1,729,553
Rental deposits	154,526	0
Goodwill	1,373,708	719,617
Total assets	30,514,542	23,382,857
Current liabilities [Abstract]
Accounts payable and accrued liabilities	2,982,200	1,347,421
Acquisition payable	525,709	1,419,519
Deferred revenue	2,048,858	244,110
Income tax payable	31,667	325,079
Deferred income taxes, current	570,712	486,925
Unearned government research revenue	683,286	0
Total current liabilities	6,842,432	3,823,054
Non-current liabilities [Abstract]
Deferred income taxes, non-current	181,610	0
Total liabilities	7,024,042	3,823,054
Stockholders' equity [abstract]
Common stock	32,080	32,080
Common shares authorized	30,000,000	30,000,000
Common stock par value of per share	$ 0.0059	$ 0.0059
Common stock, shares, issued	5,438,232	5,438,232
Common Stock, Shares, Outstanding	5,438,232	5,438,232
Additional paid-in capital	9,281,752	9,011,160
Treasury stock	(503,602)	0
Treasury stock, shares	121,200	0
Retained earnings	9,782,875	8,895,307
Statutory reserves	1,429,858	897,040
Accumulated other comprhensive income	1,527,298	724,216
Total Pansoft's stockholders' equity	21,550,261	19,559,803
Non-controlling interests	1,940,239	0
Total equity	23,490,500	19,559,803
Total liabilities and stockholders' equity	$ 30,514,542	$ 23,382,857

Consolidated Statements of Income and Comprehensive Income (USD $)	12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010
Consolidated Statements of Income and Comprehensive Income [Abstract]
Revenues	$ 19,165,369	$ 12,056,872
Cost of revenues	12,777,616	6,252,280
Gross profit	6,387,753	5,804,592
Operating expenses(income) [Abstract]
Selling expenses	1,105,160	367,776
General and administrative expenses	3,249,849	910,698
Professional fees	366,456	459,728
Stock-based compensation	270,592	441,232
Operating expenses(income)	4,992,057	2,179,434
Income from operations	1,395,696	3,625,158
Investment income	279,233	208,824
Interest income	21,234	40,184
Finance cost	(80,383)	(19,915)
Change in fair value of contingent consideration	(232,310)	0
Government grant	164,713	18,895
Other income(expense),net	226,245	65,134
Impairment loss on intangible assets	(428,028)	0
Gain on disposition of property and equipment	(368)	1,242
Income before provision for income taxes	1,346,032	3,939,522
Income taxes	476,011	694,597
Net income	870,021	3,244,925
Net loss attributable to non-controlling interests	550,365	0
Net income attributable to holders of ordinary shares	1,420,386	3,244,925
Net income	870,021	3,244,925
Foreign currency translation adjustment	850,559	97,297
Comprehensive income	1,720,580	3,342,222
Comprehensive loss attributable to non-controlling interests	502,888	0
Comprehensive income attributable to holders of ordinary shares	$ 2,223,468	$ 3,342,222
Basic earnings per share	$ 0.26	$ 0.6
Diluted earnings per share	$ 0.25	$ 0.59
Basic weighted average number of shares outstanding	5,389,323	5,438,232
Diluted weighted average number of shares outstanding	5,572,695	5,484,986

Consolidated Statements of Shareholders' Equity (USD $)	Total	Common Stock [Member]	Treasury Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Statutory Reserves [Member]	Accumulated Other Comprehensive Income [Member]	Noncontrolling Interest [Member]
Stockholders' Equity, Beginning Balance at Jun. 30, 2009	$ 15,770,449	$ 32,080	$ 0	$ 8,564,028	$ 6,184,359	$ 363,063	$ 626,919	$ 0
Common Stock, Shares, Outstanding	5,438,232	5,438,232
Net income	3,244,925	0	0	0	3,244,925	0	0	0
Foreign currency translation adjustment	97,297	0	0	0	0	0	97,297	0
Adjustment to statutory reserves	0	0	0	0	(533,977)	533,977	0	0
Issuance of warrants	5,900	0	0	5,900	0	0	0	0
Stock option expense	441,232	0	0	441,232	0	0	0	0
Repurchase of common stock	0
Stockholders' Equity, Ending Balance at Jun. 30, 2010	19,559,803	32,080	0	9,011,160	8,895,307	897,040	724,216	0
Common Stock, Shares, Outstanding	5,438,232	5,438,232
Non-controlling equity interests in subsidiaries	2,443,127	0	0	0	0	0	0	2,443,127
Net income	870,021	0	0	0	1,420,386	0	0	(550,365)
Foreign currency translation adjustment	850,559	0	0	0	0	0	830,082	47,477
Adjustment to statutory reserves	0	0	0	0	(532,818)	532,818	0	0
Stock option expense	270,592	0	0	270,592	0	0	0	0
Repurchase of common stock	(503,602)	0	(503,602)	0	0	0	0	0
Stockholders' Equity, Ending Balance at Jun. 30, 2011	$ 23,490,500	$ 32,080	$ (503,602)	$ 9,281,752	$ 9,782,875	$ 1,429,858	$ 1,527,298	$ 1,940,239

Consolidated Statements of Cash Flows (USD $)	12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010
Cash flows from operating activities [Abstract]
Net income	$ 870,021	$ 3,244,925
Adjustment to reconcile net income to net cash provided by operating activities [Abstract]
Amortization and depreciation	1,348,700	289,273
Allowance for bad debt on accounts receivable	77,485	(19,756)
Allowance of impairment loss on unbilled revenue	11,889	0
Deferred income taxes	(176,187)	193,053
Change in fair value of contingent consideration	232,310	0
Gain on disposition of property and equipment	357	(1,242)
Issuance of warrants in exchange for consultancy service	0	5,900
Impairment loss on intangible assets	428,028	0
Stock-based compensation	270,592	441,232
Change in operating assets and liabilities [Abstract]
Accounts receivable	(1,246,097)	(545,386)
Unbilled revenues	188,362	(3,558,347)
Prepayments,deposits and other receivables	(1,067,119)	(196,546)
Inventory	(428,155)	84,398
Accounts payable and accrued liabilities	1,665,608	1,163,159
Advance from customers	0	(58,589)
Deferred revenues	2,305,244	164,137
Income tax payable	(280,184)	289,454
Cash generated from operating activities	4,200,854	1,495,665
Cash flows from investing activities [Abstract]
Short term investments	913,758	(7,360,238)
Cash acquired from acquisition of IT Lamp	0	704,688
Cash consideration for acquisition of IT Lamp	(1,202,645)	(1,913,371)
Cash acquired from acquisition of HongAo	9,725	0
Cash consideration for acquisition of HongAo	(1,082,756)	0
Purchase of property and equipment	(1,147,615)	(234,470)
Proceeds from disposition of property and equipment	1,542	4,074
Deposit for acquisition	0	(1,332,899)
Cash used in investing activities	(2,507,991)	(10,132,216)
Cash flows from financing activities [Abstract]
Repurchase of common stock	(503,602)	0
Cash used in financing activities	(503,602)	0
Effect of exchange rate changes on cash and cash equivalents	(214,502)	11,517
Increase(decrease) in cash and cash equivalents	974,759	(8,625,034)
Cash and cash equivalents, beginning of period	2,705,957	11,330,991
Cash and cash equivalents, end of period	3,680,716	2,705,957
Supplemental cash flow information [Abstract]
Interest paid	80,383	19,915
Income tax paid	945,610	213,225
Non-cash transaction [Abstract]
Contigent consideration payable for acquisition of IT Lamp	$ 0	$ 1,419,519

Nature of Operations and Basis of Presentation Textblock	12 Months Ended
Jun. 30, 2011
Nature of Operations and Basis of Presentation [Abstract]
Nature of Operations and Basis of Presentation [Text Block]
1.           Nature of Operations and Basis of Presentation

Pansoft Company Limited ("the Company") was incorporated in September 2001 in the British Virgin Islands and acquired 100% of PCCL (formerly known as Pansoft (Jinan) Co., Ltd.) in June 2006. PCCL was incorporated in People's Republic of China ("PRC"). Upon acquisition by the Company, PCCL became a Foreign Investment Enterprise. PCCL is engaged in the development and marketing of accounting and enterprise resource planning (ERP) software primarily to resource and utility companies across the PRC.

Prior to the incorporation of the Company, PCCL was 100% owned by employees who ultimately became the controlling shareholders of the Company. As such, the opening retained earnings presented on the consolidated balance sheet and statement of stockholders' equity are presented using the continuity of interest method of accounting. Under this method, all activities of PCCL are included in the consolidated financial statements of the Company as if the Company had been the parent company for all periods presented.

On September 8, 2008, the Company completed an initial public offering of 1,200,000 common shares at $7.00 per share. The Company shares started trading on NASDAQ Capital Market the next day. Prior to the completion of IPO, the Company completed a 169.5253-for-one stock split in the form of a stock dividend to holders of ordinary shares.

In December 2008, PCCL established its subsidiary, PHKL to serve overseas customers.

On December 11, 2009, the Company changed its fiscal year end to June 30 from December 31 to be more consistent with the purchasing cycle of its major customers.

On June 3, 2010, PCCL completed the acquisition of a 100% equity interest of ITLamp as described in Note 4.

On June 29, 2010, the registered capital of PCCL was increased from $9,400,412 (RMB67,000,000) to $14,260,429 (RMB100,000,000) by capitalization of its retained earnings of $4,860,017 (RMB33,000,000).

In August 2010, the Company, together with two Japanese companies ("JV Partners"), established Pansoft Japan Company Limited, a company incorporated in the British Virgin Islands. The Company owns a 80% equity interest in Pansoft Japan Company Limited. Pansoft (Japan) Company Limited has set up two wholly owned subsidiaries - Pansoft Japan and Pansoft Outsourcing. Pansoft Japan merged the related divisions from the JV Partners and is engaged in outsourced mobile-phone software testing in Japan. Pansoft Outsourcing established a mobile-phone software development and testing center in Jinan, China.

In October, 2010, PCCL completed the acquisition of a 55% equity interest of HongAo as described in Note 4.

In October 2010, PCCL established a new wholly-owned subsidiary Jinan Industrialized Housing Information Co, Ltd. for the purpose of undertaking China Skeleton Infilling ("CSI") Products E-commerce platform project.

Significant Accounting Policies Textblock	12 Months Ended
Jun. 30, 2011
Significant Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
2.	Significant Accounting Policies

Basis of preparation
The accompanying consolidated financial statements are presented in accordance with accounting principles generally accepted in the United Stated of America ("U.S. GAAP").

Basis of consolidation
The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated upon consolidation.

Cash and cash equivalents
Cash is comprised of cash on hand and at banks. Cash equivalents are short-term, highly liquid investments with original maturities of three months or less that are readily convertible to known amounts of cash and which are subject to insignificant risk of change in value.

Accounts receivable
Accounts receivable are stated at original invoice amount less allowance made for doubtful receivables based on a review of all outstanding amounts at the period end.  An allowance for doubtful receivables is made when there is objective evidence that the Company will not be able to collect all amounts due according to the original terms of the receivables. Accounts receivables are written off when the Company has exhausted all reasonable means to collect the account and it has been determined that further collection efforts would be ineffective. The Company does not contain collateral on its accounts receivable.

Bad debt expense (recovery) for the years ended June 30, 2011 and 2010 amounted to $89,374 and ($19,756), respectively, and was included in general and administrative expenses.

Unbilled revenue and deferred revenue
Unbilled revenue represents the accumulated unbilled amount of revenue recognized in accordance with the Company's revenue recognition policy.

Deferred revenue represents the amount billed in advance of the period in which service is provided and revenue is earned.

Inventories
Inventories comprise hardware equipment and software purchased for clients' use and is recorded at lower of cost or net realizable value.

Management periodically compares the cost of inventory with market as determined based on net realized value and records a reserve for obsolescence when necessary. No reserve for inventory obsolescence was made as of June 30, 2011 and 2010.

Investments
The Company classifies its marketable equity securities into trading or available-for-sale categories. Marketable securities are bought and held principally for the purpose of selling them in the near term are classified as trading securities and are reported at fair value, with unrecognized gain or loss recognized in earnings. Marketable equity securities not classified as trading are classified as available-for-sale and are carried at fair value, with unrecognized gain or loss, net of tax, included in determination of comprehensive income and reported in stockholders' equity.

Research and development costs
All research and development the costs are expensed as incurred. Research and development costs for the years ended June 30, 2011 and 2010 were $Nil and $36,618 respectively, which were recorded in cost of sales.

Property and equipment
Property and equipment are recorded at cost. Depreciation is provided over the expected useful lives of the property and equipment with a 5% residual value using the following methods and annual rates:

Computer equipment	-3 to 5 years straight line
Vehicles	-5 years straight line
Office furniture	-3 to 5 years straight line
Leasehold improvements	-2 to 5 years straight line
Computer software	-3 years straight line (without 5% residual value)
Buildings	-20 years straight line
Plant and machinery	-5 years straight line

Maintenance and repair expenditures, which do not improve or extend an assets' productive life, are expensed as incurred.

Goodwill and intangibles

Intangibles with a definite life, including customer relationships software - copyright, unfinished contracts and goodwill were recorded in connection with the acquisition of ITLamp and HongAo.

Intangible assets are amortized based on their estimated economic lives using the following methods and annual rates:

Customer relationship	- 5 years to 74 months straight line
Software - copyright	- 3 years straight line
Unfinished contracts	- 14 months to 5 years straight line

Goodwill represents the excess of the cost of acquisition over the fair value of net assets acquired. Goodwill is not amortized, but is instead tested for impairment annually.

Investment in equity method affiliates

Investee companies that are not consolidated, but over which the Company exercises significant influence, are accounted for under the equity method of accounting in accordance to ASC Topic 323 "Equity Method and Joint Ventures". Whether or not the Company exercises significant influence with respect to an investee depends on an evaluation of several factors including, among others, representation on the investee companies' board of directors and ownership level, which is generally a 20% to 50% interest in the voting securities of the investee companies.

Under the equity method of accounting, the Company's share of the earnings or losses of the equity method affiliates is reflected in the caption "Equity in earnings of equity method affiliates" in the consolidated statements of income and comprehensive income. The amount recorded in income is adjusted to eliminate intercompany gains and losses. The Company's carrying value (including advance to the investee) in equity method affiliates is reflected in the caption "Investments in and advance to equity method affiliates" in the Company's consolidated balance sheets. Dividends received from the unconsolidated subsidiaries reduce the carrying amount of the investment.

When the Company's carrying value in an equity method affiliates is reduced to zero, no further losses are recorded in the Company's consolidated financial statements unless the Company guarantees obligations of the equity method affiliates or has committed additional funding. When the equity method affiliates subsequently report income, the Company will not record its share of such income until it equals the amount of its share of losses not previously recognized.

Impairment of long-lived assets

Property, Plant, and Equipment
Long-lived assets held for use are periodically reviewed for impairment when events or changes in circumstances indicate that their carrying value may not be recoverable.  When the carrying value exceeds the undiscounted future cash flows expected to be derived from assets, an impairment loss is recorded for the excess of carrying value over the future estimated undiscounted cash flow.
Impairment of Goodwill

The carrying value of goodwill is evaluated annually or more frequently if events or circumstances indicate that an impairment loss may have occurred. Such circumstances could include, but are not limited to, a significant adverse change in business climate, increased competition or other economic conditions. Under FASB Accounting Standard Codification (ASC) Topic 350 " Intangibles - Goodwill and Other", goodwill is tested at a reporting unit level. The impairment test involves a two-step process. The first step involves comparing the fair value of the reporting unit to which the goodwill is assigned to its carrying amount. If this comparison indicates that a reporting unit's estimated fair value is less than its carrying value, a second step is required. If applicable, the second step requires us to allocate the estimated fair value of the reporting unit to the estimated fair value of the reporting unit's net assets, with any fair value in excess of amounts allocated to such net assets representing the implied fair value of goodwill for that reporting unit. If the carrying value of the goodwill exceeds its fair value, the carrying value is written down by an amount equal to such excess.

The goodwill impairment testing process involves the use of significant assumptions, estimates and judgments, and is subject to inherent uncertainties and subjectivity. Estimating a reporting unit's discounted cash flows involves the use of significant assumptions, estimates and judgments with respect to a variety of factors, including sales, gross margin and selling, general and administrative rates, capital expenditures, cash flows and the selection of an appropriate discount rate. Projected sales, gross margin and selling, general and administrative expense rate assumptions and capital expenditures are based on our annual business plans and other forecasted results. Discount rates reflect market-based estimates of the risks associated with the projected cash flows of the reporting unit directly resulting from the use of its assets in its operations. These estimates are based on the best information available to us as of the date of the impairment assessment.

Unearned government research revenue
Unearned government research revenue are recognized at their fair value where there is reasonable assurance that the grant will be received and all attaching conditions will be complied with. When the grant relates to an expense item, it is recognized as income over the periods necessary to match the grant on a systematic basis to the costs that it is intended to compensate. Where the grant relates to an asset, the fair value is deducted from the carrying amount of the asset and released to the consolidated statements of comprehensive income by way of a reduced depreciation charge. As of June 30, 2011 and 2010, unearned government research revenue amounted to $683,286 and $Nil respectively.
Income taxes
The Company uses the liability method of accounting for income taxes.  Under ASC Topic 740 "Income Taxes", deferred tax assets and liabilities are recognized for the future income tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit.  Deferred tax assets and liabilities are measured using enacted rates applicable to income in the years in which those temporary differences are expected to be recovered or settled.  The effect of a change in tax rates on deferred tax assets and liabilities is reflected in the statements of income in the period in which the change occurs.  Valuation allowances are established when necessary to reduce future tax assets to the amount expected to be realized.

The Company did not have any material unrecognized tax benefits and there was no effect on its financial condition or results of operations as a result of implementing ASC Topic 740.  The Company files income tax returns in the PRC jurisdictions. The Company does not believe there will be any material changes in its unrecognized tax positions over the next 12 months.  As of the date of adoption of ASC Topic 740, the Company did not have any accrued interest or penalties associated with any unrecognized tax benefits, nor any interest expense recognized during the year. The Company's effective tax rate differs from the statutory rate primarily due to non-deductible expenses, non-taxable income and preferential tax treatment.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or its withholding agents. The statue of limitations extends to five years under special circumstances, which are not clearly defined. In the case of a related party transaction, the statute of limitation is ten years. There is no statute of limitation of in case of tax evasion.

Revenue recognition
Revenue is net of VAT. The Company provides services in the form of large software projects to a limited number of major customers and generates revenues from contracts for software system integration and development services where the Company designs/redesigns, builds and implements new or enhanced systems applications and related processes for its clients are recognized on the percentage-of-completion method in accordance with ASC Topic 605-35 "Revenue Recognition - Construction-Type and Production-Type Contracts." The Company recognizes revenue using percentage-of-completion accounting by calculating the percentage of services provided during the reporting period compared to the total estimated services to be provided over the duration of the contract.

Revenue recognition - Continued
Estimated revenues for applying the percentage-of-completion method include estimated incentives for which achievement of defined goals is deemed probable. This method is followed where reasonably dependable estimates of revenues and costs can be made, provided persuasive evidence of an arrangement exists, certain milestones have been achieved or delivery has occurred, the fee is fixed or determinable, and collectability is reasonably assured.  If the Company does not have a sufficient basis to measure progress towards completion, revenue is recognized when final acceptance is received by the Company from the customer.

Estimates of total contract revenues and costs are continuously monitored during the term of the contract, and recorded revenues and costs are subject to revision as the contract progresses. Such revisions may result in increases or decreases to revenues and income and are reflected in the consolidated financial statements in the periods in which they are first identified.

If the Company's estimates indicate that a contract loss will occur, a loss provision is recorded in the period in which the loss first becomes probable and reasonably estimable. Contract losses are determined to be the amount by which the estimated direct and indirect costs of the contract exceed the estimated total revenues that will be generated by the contract and are included in Cost of services and classified in other accrued liabilities. To date, the Company has not experienced material losses on contracts in process or completed contracts.

For software system integration and development services, the Company sometimes provides its customers with the right to withhold certain percentages (about 5% to 10%) of the contract value as compensation from the balance payment stipulated in the contracts. If the performance specifications cannot be met within a period of approximately one year following the customer's initial acceptance of the completed project, this retainage is not collectable.  For these contracts with retainage clause, if the retained amount is paid by clients before the warranty period expires, it is recorded as deferred revenue which is recognized at the conclusion of the warranty period because the clients may require refund of their early payment if the covered system failed performing in accordance with the technical requirements during the warranty period.  If the clients withhold the retained amount and does not make payment prior to the expiration of the warranty period, the retainage is neither recognized as revenue nor invoiced until the performance specifications are met to the customer's satisfaction at the end of the warranty period and when collectability can be reasonably assured in accordance with ASC Topic 985-605-25-3. In either case, this retainage is not recognized as revenue due to collectability or refundability risk.

The Company has estimated and provided for warranty costs of $117,268 and nil as of June 30, 2011 and 2010 based on historical experience.
From time to time, per clients' requirement, the Company enters into ongoing maintenance supporting service arrangements with customers based on time and cost-plus. These services typically include database operation maintenance, space management, data migration and database tune-ups, system servicing, system updating and version control, application servicing, debugging, real-time servicing, and application of interfaces with other business systems, training in ongoing system operation.

For ongoing maintenance supporting service arrangements based on a fixed fee basis over a specified period of time, the Company considers amounts to be earned once evidence of an arrangement has been obtained, services are delivered, fees are fixed or determinable, and collectability is reasonably assured. In such contracts, the Company's efforts are usually measured by time incurred, therefore, the Company recognizes revenues as amounts become billable on a straight-line basis, in accordance with contract terms, provided the billable amounts are not contingent, are consistent with the services delivered, and are earned, unless revenues are earned and obligations are fulfilled in a different pattern. The revenue from maintenance related contracts is not a significant proportion of the Company's total revenue because most of its clients have their permanent technical team for their long term system maintaining needs.

Revenue from sale of hardware and synthesis software is recognized when the i) significant risks and rewards of ownership have been transferred to the customer at the time when the products are delivered to and accepted by its customers, ii) the price is fixed or determinable as stated on the sales contract, and iii) collectability is reasonably assured.  Customers do not have a general right of return on hardware delivered.  Products returns to the Company have been insignificant.

Advertising expenses
Advertising expenses are charged to expenses when incurred and are included in selling expenses. Advertising costs for the years ended June 30, 2011 and 2010 were $15,291 and $21,961, respectively.

Foreign exchange
The Company's functional currency is the Chinese RMB and its reporting currency is the U.S. dollar.  The financial statements of the Company's foreign subsidiaries have been translated into U.S. dollars in accordance with ASC Topic 830 "Foreign Currency Matters". All asset and liability accounts have been translated using the exchange rate in effect at the balance sheet date.  Equity accounts have been translated at their historical exchange rates when the capital transaction occurred.  Statements of income amounts have been translated using the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with ASC Topic 220 "Comprehensive Income". The following exchange rates were used:

	June 30, 2011	June 30, 2010

Period end RMB U.S. Dollar exchange rate	6.4716	6.7909
Average period RMB U.S. Dollar exchange rate	6.6210	6.8272

For the years ended June 30, 2011 and 2010, the foreign currency translation adjustment profit of $850,559 and $97,297, respectively, were reported as other comprehensive income in the consolidated statements of income and comprehensive income.

Although Chinese government regulations now allow convertibility of RMB for current account transactions, significant restrictions still remain. Hence, such translations should not be construed as representations that RMB could be converted into U.S. dollars at that rate or any other rate.

Over 90% of the Company's revenue in fiscal 2011 was denominated in RMB. The Company's RMB cash inflows are sufficient to service its RMB expenditures.  For financial reporting purposes, the Company uses U.S. dollars.  The value of the RMB against U.S. dollars and other currencies may fluctuate and is affected by, among other things, changes in China's political and economic conditions.  Any significant revaluation of RMB may materially affect the Company's financial condition in terms of U.S. dollar reporting.

Use of estimates
The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to estimates and assumptions in the Company's consolidated financial statements include determining the fair values of assets and liabilities acquired in business combinations, the calculation of percentage of completion of contracts for revenue recognition, the estimated useful lives of property and equipment and intangible assets with determinable lives, recoverability of the carrying values of property and equipment, goodwill and other intangible assets, the fair values of share-based payments, contingent consideration payable for acquisition and allowance for doubtful receivables.  Actual results could differ from those estimates.

Stock-based compensation
Compensation cost related to share options or similar equity instruments are measured at fair value as of the date of the award and recognized over the requisite service period, which is generally the same as the vesting period. When no future services are required to be performed in exchange for the award, and if such award does not contain a performance or market condition, the cost of the award (as measured based on the grant-date fair value) is expensed on the grant date.

Comprehensive income
Comprehensive income is the sum of net income and other comprehensive income reported in the consolidated statements of income and comprehensive income.  Other comprehensive income or loss includes accumulated foreign currency translation gains and losses and unrealized gains or losses from available-for-sale investment.  The Company has reported the components of comprehensive income on its consolidated statements of stockholders' equity.

Earnings per share
In accordance with ASC Topic 260 "Earnings Per Share", basic earnings per share is computed by dividing net income attributable to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share is calculated by dividing net income by the weighted average number of common shares and dilutive shares outstanding during the period using the treasury stock method.

Segment reporting
ASC Topic 280 requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

Fair value of financial instruments
ASC Topic 820 "Fair Value Measurement and Disclosures" defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This topic also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying values of cash and cash equivalents, trade receivables and payables approximate their fair values due to their short maturities.

The financial assets and liabilities of the Company subject to fair value measurements on a recurring basis and the necessary disclosures are as follows:
Fair value of financial instruments -Continued
	Fair Value Measurements Using
At June 30, 2011	Level 1	Level 2	Level 3	Carrying amount

Guaranteed investment contracts	$-	$-	$6,829,841	$6,829,841

Acquisition payable	$-	$-	$525,709	$525,709

	Fair Value Measurements Using
At June 30, 2010	Level 1	Level 2	Level 3	Carrying amount

Guaranteed investment contracts	$-	$-	$7,399,608	$7,399,608

Acquisition payable	$-	$-	$1,419,519	$1,419,519

The Company did not identify any other non-recurring assets and liabilities that are required to be presented on the consolidated balance sheets at fair value in accordance with the relevant accounting standards.

Recent Accounting Pronouncements Textblock	12 Months Ended
Jun. 30, 2011
Recent Accouting Pronouncements [Abstract]
Recent Accouting Pronouncements [Text Block]
3. Recent Accounting Pronouncements

In May 2011, the FASB issued ASU 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS" ("ASU 2011-04"). The amendments in ASU 2011-04 result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. Consequently, ASU 2011-04 changes the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. For many of the requirements, the FASB does not intend for the amendments in ASU 2011-04 to result in a change in the application of the requirements in Topic 820. ASU 2011-04 is effective prospectively for interim and annual reporting periods beginning after December 15, 2011. The Company does not expect the adoption of the provisions in ASU 2011-04 will have a significant impact on its consolidated financial statements.
In June 2011, the FASB issued ASU 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"). In accordance with ASU 2011-05, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. ASU 2011-05 does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. ASU 2011-05 is effective retrospectively for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company does not expect the adoption of the provisions of this ASU will have a significant impact on its consolidated financial statements.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company's consolidated financial statements upon adoption.

Acquisition Textblock	12 Months Ended
Jun. 30, 2011
Acquisition [Abstract]
Acquisition [Text Block]
4.	Acquisition

(A)	ITLamp

Pursuant to an acquisition agreement ("the Agreement") dated May 18, 2010, PCCL, acquired a 100% equity interest in ITLamp during the fiscal year of 2010 from unrelated parties. ITLamp is engaged in the business of selling and developing software and provision of IT professional services.

According to the Agreement, the purchase consideration was satisfied by a cash payment of $1,913,371 (equivalent to RMB13,064,500), and issuance of common stock of the Company with a total value of $1,903,925 (equivalent to RMB 13,000,000) if ITLamp fulfilled certain revenue targets for calendar years of 2010 and 2011.

The acquisition was completed on June 3, 2010. The Company accounted for the acquisition using the purchase method.

The Company makes estimates and judgments in determining the fair values of the contingent consideration and the fair values of the assets acquired and liabilities assumed based on independent appraisal report as well as its experience in the valuation of similar assets and liabilities.  If different judgments and assumptions were used, the amounts assigned to the contingent consideration and the acquired assets and liabilities could be materially different.

The following summarizes the purchase price allocated to the fair value of the Company's share of the net assets acquired at the acquisition date:-

Cash at bank and in hand	$704,688
Property and equipment	30,143
Other current assets	354,970
Customer relationship	890,397
Software-copyright	866,486
Deferred tax liabilities	(263,532)
Other liabilities	(233,411)

Fair value of net assets acquired	2,349,741
Goodwill	983,149

Total purchase price	$3,332,890

Satisfied by:
Cash	$1,913,371
Contingent consideration at fair value	1,419,519

$3,332,890

The transaction resulted in a purchase allocation of $983,149 to goodwill, representing the financial, strategic and operational value of the transaction to the Company. Goodwill is attributed to the premium that the Company was willing to obtain the value of the business. The total amount of the goodwill acquired is not deductible for tax purposes. Goodwill of $983,149 is allocated to technology solution and related services to thermal power generation industry segment.

If the Acquisition had been completed on July 1, 2009, the Company's revenue would have been $13,087,166 and net income for the year ended June 30, 2010 would have been $4,041,293. The pro-forma information is for illustrative purposes only and is not necessarily an indication of revenue and results of operations of the Company for the year ended June 30, 2010 that actually would have been achieved had the acquisition been completed on July 1, 2009, nor is it intended to be a projection of future results.

According to a supplementary agreement signed on January 7, 2011, the payment of consideration has been amended as follows:

a)	The purchase consideration will be settled in a combination of cash and restricted shares
b)
100,000 restricted shares (restricted to exercise before Dec 31, 2012) will be issued to the offshore company of Mr Xu Yan Ming (the former major shareholder of ITLamp and is a key management member of ITLAmp).  As of June 30, 2011, Mr Xu still had not set up such offshore company and thus the restricted stock yet to be issued was carried on the balance sheet as a current liability with reference to the prevailing market price of the Company's common stock.

c)	Cash consideration of RMB7,783,035 (equivalent to $1,202,645) was paid to Mr Xu in April 2011.
d)
The remaining RMB2,000,000 will be paid to Mr Xu in 2 installments, of which RMB1,000,000 (equivalent to $154,521) will be paid to Mr Xu if Mr Xu does not resign before Dec 31, 2012, and RMB1,000,000 (equivalent to $154,521) will be paid to Mr Xu if Mr Xu does not resign before Dec 31, 2013.

In fiscal 2011, the Company recorded a fair value loss of $232,310 on the contingent consideration.

(B)	HongAo

Pursuant to an acquisition agreement dated April 22, 2010, the Company would acquire 55% equity interest in HongAo. HongAo is a leading comprehensive technology solution and service provider focused on energy-saving and pollution-reducing solutions for the thermal power generation industry in China. Pursuant to the acquisition agreement, the Company should pay cash of RMB7,200,000 (equivalent to $1,082,756) to the then major shareholder of HongAo, and injected capital of RMB11,000,000 (equivalent to $1,654,210), in the form of cash, of HongAo, in exchange for a 55% equity interest in HongAo. As of June 30, 2010, the Company had paid a cash deposit of RMB11,000,000 (equivalent to $1,340,029) for this acquisition.

The acquisition was completed on October 15, 2010. The Company accounted for the acquisition using the purchase method.

The Company makes estimates and judgments in determining the fair values of the assets acquired and liabilities assumed based on independent appraisal report as well as its experience in the valuation of similar assets and liabilities.  If different judgments and assumptions were used, the amounts assigned to the acquired assets and liabilities could be materially different.

The following summarizes the purchase price allocated to the fair value of the Company's share of the net assets acquired at the acquisition date:-

Cash at bank and in hand	$9,725
Property and equipment	796,313
Other net current assets	1,750,456
Noncurrent assets	31,071
Customer relationship	397,311
Software-copyright	1,000,750
Unfinished contracts	435,358
Deferred tax liabilities	(155,566)

Fair value of net assets acquired (after capital injection by PCCL of $1,654,210)	4,265,418
Non-controlling interests' in net assets	(1,919,011)
Net assets acquired	2,346,407
Purchase consideration in the form of cash to original shareholder of HongAo	(1,082,756)
Purchase consideration in the form of cash capital contribution to HongAo	(1,654,210)
Goodwill	$390,559

The transaction resulted in a purchase allocation of $390,559 to goodwill, representing the financial, strategic and operational value of the transaction to the Company. Goodwill is attributed to the premium that the Company was willing to obtain the value of the business. The total amount of the goodwill acquired is not deductible for tax purposes. Goodwill of $390,559 is allocated to technology solution and related services to thermal power generation industry segment.

If the Acquisition had been completed on July 1, 2010, the Company's revenue would have been $19,532,354 and net income for the year ended June 30, 2011 would have been $722,130. The pro forma information is for illustrative purposes only and is not necessarily an indication of revenue and results of operations of the Company for the year ended June 30, 2011 that actually would have been achieved had the acquisition been completed on July 1, 2010, nor is it intended to be a projection of future results.

Accounts Receivable and Unbilled Revenues Textblock	12 Months Ended
Jun. 30, 2011
Accounts Receivable and Unbilled Revenues [Abstract]
Accounts Receivable and Unbilled Revenues [Text Block]
5.	Accounts Receivable and Unbilled revenues

Accounts receivable balances included billed. Revenue recognized in excess of billings is recorded as unbilled revenues. All billed and unbilled amounts are expected to be collected within one year.

The components of accounts receivable as of June 30, 2011 and 2010 were as follows:

	June 30, 2011	June 30, 2010
Accounts receivable	$3,853,944	$1,483,644
Less: Allowance for doubtful debts	(175,481)	(91,684)
	$3,678,463	$1,391,960

The components of unbilled revenues as of June 30, 2011 and 2010 were as follows:

	June 30, 2011	June 30, 2010
Unbilled revenues	$7,091,366	$6,941,588
Less: Allowance for doubtful debts	(65,440)	(54,117)
	$7,025,926	$6,887,471

Prepayments, Deposits and Other Receivables Textblock	12 Months Ended
Jun. 30, 2011
Prepayments, Deposits and Other Receivables [Abstract]
Prepayments, Deposits and Other Receivables [Text Block]
6.	Prepayments, Deposits and Other receivables

The components of prepayments, deposits and other receivables as of June 30, 2011 and 2010 were as follows:

	June 30, 2011	June 30, 2010
Rental deposits	$365,603	$59,116
Prepayments to suppliers	741,496	90,158
Advances to staff for normal business purposes	574,814	134,282
VAT recoverable	101,844	-
Other assets	84,344	102,864
	1,868,101	386,420
Less: Non-current rental deposits	154,526	-
	$1,713,575	$386,420

Inventory Textblock	12 Months Ended
Jun. 30, 2011
Inventory [Abstract]
Inventory [Text Block]
7.	Inventory
  The components of inventory as of June 30, 2011 and 2010 were as follows:
	June 30, 2011	June 30, 2010
Finished goods	$1,010,582	$61,984
	$1,010,582	$61,984

Property and Equipment Textblock	12 Months Ended
Jun. 30, 2011
Property and Equipment [Abstract]
Property and Equipment [Text Block]
8.	Property and Equipment

	June 30, 2011	June 30, 2010
Computer equipment	$1,832,681	$1,161,655
Vehicles	489,200	193,712
Office furniture	379,108	7,800
Leasehold improvements	176,375	35,273
Software	213,727	90,363
Buildings	491,151	-
Plant and machinery	95,933	-
Total cost	$3,678,175	$1,488,803
Less: Accumulated depreciation	(1,365,585)	$(728,545)
Net	$2,312,590	$760,258

Total depreciation expense for the years ended June 30, 2011 and 2010 was $463,521 and $225,325 respectively.

Goodwill Textblock	12 Months Ended
Jun. 30, 2011
Goodwill [Abstract]
Goodwill [Text Block]
9.	Goodwill

Goodwill arising from acquisitions of IT Lamp and HongAo were $983,149 and $390,559 as of June 30, 2011, respectively.

Impairment of goodwill is tested at least annually at the reporting unit. The test consists of two steps. First, the Company identifies potential impairment by comparing the fair value of the reporting unit to its carrying amount, including goodwill. If the fair value of the reporting unit is greater than its carrying amount, goodwill is not considered impaired. Second, if there is impairment identified in the first step, an impairment loss is recognized for any excess of the carrying amount of the reporting unit's goodwill over the implied fair value of goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation, in accordance with Topic 805, "Business Combinations."

Investments in Equity Method Affiliates Textblock	12 Months Ended
Jun. 30, 2011
Investments in Equity Method Affiliates [Abstract]
Investments in Equity Method Affiliates [Text Block]
10.	Investments in Equity Method Affiliates

The Company's newly acquired subsidiary HongAo owns 50% and 20% equity interest in two companies incorporated in China, respectively. These investee companies have no operations so far. They are accounted for as equity method affiliates.

Investment in equity method affiliates as of June 30, 2011 represented the Company's share of these affiliates' net assets on that date.

Intangible Assets Textblock	12 Months Ended
Jun. 30, 2011
Intangible Assets [Abstract]
Intangible Assets [Text Block]
11.	Intangible Assets

	June 30, 2011	June 30, 2010
Customer relationship (Note 4)	$1,871,794	$890,397
Software - copyright (Note 4)	1,921,056	866,486
Unfinished contracts (Note 4)	447,339	-
	4,240,189	1,756,883
Less: accumulated amortization	(1,105,964)	(27,330)
Impairment loss recognized	(428,028)	-
	$2,706,197	$1,729,553

Amortization expense for the years ended June 30, 2011 and 2010 was $885,179 and $27,330 respectively. The amortization expense was included in general and administrative expenses.

Due to the recent slowdown in mobile phone market, the Company recorded an impairment charge of $428,028 (2010: $Nil) for the customer relationships of Pansoft Japan and included in other operating expenses.

The expected future amortization expense is as follows:

Year ending June 30, 2012	$778,346
June 30, 2013	586,629
June 30, 2014	534,113
June 30, 2015	485,714
June 30, 2016	145,881
June 30, 2017 and thereafter	175,514
$2,706,197

Deferred Software Development Cost Textblock	12 Months Ended
Jun. 30, 2011
Deferred Software Development Cost [Abstract]
Deferred Software Development Cost [Text Block]
12.	Deferred Software Development Cost

	June 30, 2011	June 30, 2010
Software development cost	$220,884	$220,884
Less: accumulated amortization	(220,884)	(220,884)
	$-	$-

Amortization expense for the years ended June 30, 2011 and 2010 was nil and $36,618, respectively. The amortization expense was included in cost of sales.

Deposit for Acquisition Textblock	12 Months Ended
Jun. 30, 2011
Deposit for Acquisition [Abstract]
Deposit for Acquisition [Text Block]
13.	Deposit for Acquisition

Pursuant to an acquisition agreement dated April 22, 2010, the Company would acquire 55% equity interest in HongAo for a cash consideration of $2.7 million. HongAo is a leading comprehensive technology solution and service provider focused on energy-saving and pollution-reducing solutions for the thermal power generation industry in China. The acquisition is expected to be completed in the next fiscal year. As of June 30, 2010, the Company had paid a cash deposit of $1,340,029 for this acquisition. The acquisition was completed in October 2010 (Note 4).

Short Term Investments Textblock	12 Months Ended
Jun. 30, 2011
Short Term Investments [Abstract]
Short Term Investments [Text Block]
14.	Short Term Investments

	Period covered	June 30, 2011	June 30, 2010

Evergrowing Bank Co., Ltd	March 4, 2011 - September 2, 2011	$463,564	$-
Evergrowing Bank Co., Ltd.	June 22, 2011 - July 22, 2011	3,090,426	-
Evergrowing Bank Co., Ltd.	June 28, 2011 - July 7, 2011	3,090,426	-
Evergrowing Bank Co., Ltd.	June 28, 2011 - July 7, 2011	154,521	-
Bank of China	June 27, 2011 - July 11, 2011	30,904	-
China Merchants Bank	November 5, 2009- November 5, 2010	-	2,208,838
China Merchants Bank	June 13,2010 - July 7, 2010	-	1,767,071
China Merchants Bank	March 10, 2010 - March 10, 2011	-	1,472,559
Evergrowing Bank Co., Ltd	May 14, 2010 - May 14, 2011	-	1,951,140

		$6,829,841	$7,399,608

As of June 30, 2011, the Company placed investment funds with various trustees for expected investment returns of 3% - 5.2% per annum (2010: 2.25% - 7.5% per annum).

During the years ended June 30, 2011 and 2010, investment income of $279,233 and $208,824 was earned.

The carrying amounts of these assets approximate their fair value.

Acquisition Payable Textblock	12 Months Ended
Jun. 30, 2011
Acquisition Payable [Abstract]
Acquisition Payable [Text Block]
15.	Acquisition Payable

Acquisition payable of $525,709 as of June 30, 2011 represented the fair values of 100,000 shares of restricted stock to be issued and cash consideration of $309,042 (RMB2,000,000) to be paid to the sellers of ITLamp pursuant to the supplemental agreement (Note 4).

Acquisition payable of $1,419,519 as of June 30, 2010 represented the fair value of contingent consideration payable to the sellers of ITLamp pursuant to the original acquisition agreement. Pursuant to the ITLamp acquisition as described in Note 4, the Company is obligated to issue common stock to the shareholders of ITLamp if ITLamp meets the certain revenue targets in 2010 or 2011 calendar years. The fair value of the contingent payment is determined based on independent appraisal report.

The fair value of the purchase consideration has been calculated by using the discount for lack of marketability ("DLOM") valuation model, taking into account the terms and conditions upon the completion of the acquisition and prior to amendment of the payment term pursuant to the supplemental agreement (Note 4) . The significant assumptions and inputs used in valuation model are as follows:

Upon completion of acquisition:-
	Tranche 1	Tranche 2	Tranche 3	Total
Valuation date	Jun 3, 2010	Jun 3, 2010	Jun 3, 2010
Maturity date	Dec 31, 2011	Dec 31, 2012	Dec 31, 2013
Volatility	42.40%	44.01%	40.87%
Risk-free interest rate	0.66%	1.12%	1.61%
Dividend yield	1.48%	1.36%	1.24%
DLOM applied	21.29%	27.05%	27.99%
Fair value of each tranche	$499,523	$462,972	$457,024	$1,419,519

After amendment of payment term pursuant to the supplemental agreement (Note 4):-
	Tranche 1	Tranche 2	Tranche 3	Total
Valuation date	Jan 7, 2011	Jan 7, 2011	Jan 7, 2011
Maturity date	Dec 31, 2011	Dec 31, 2012	Dec 31, 2013
Volatility	38.12%	49.99%	59.04%
Risk-free interest rate	0.28%	0.60%	1.03%
Dividend yield	0.93%	1.07%	1.09%
DLOM applied	15.20%	27.54%	37.87%
Fair value of each tranche	$523,199	$474,267	$406,602	$1,404,068

The Company recorded a fair value gain of $ 92,806 on the contingent consideration included in change in fair value of contingent consideration during the year ended June 30, 2011.

Statutory Reserves Textblock	12 Months Ended
Jun. 30, 2011
Statutory Reserves [Abstract]
Statutory Reserves [Text Block]
16.	Statutory Reserves

In accordance with the laws and regulations of the PRC, all wholly-foreign owned enterprises have to set aside a portion of their net income each year as statutory reserves. The proportion of allocation for reserve funds is no less than 10 percent of the profit after tax until the accumulated amount of allocation for statutory surplus reserve funds reaches 50 percent of the registered capital. Statutory reserves represent restricted retained earnings. Statutory reserves are to be utilized to offset prior years' losses, or to increase its share capital. When a limited liability company converts its statutory reserves to capital in accordance with a shareholders' resolution, the Company will either distribute new shares in proportion to the number of shares held by each shareholder, or increase the par value of each share. Except for the reduction of losses incurred, any other usage should not result in this reserve balance falling below 25% of the registered capital. The funds accumulated by the Company's subsidiaries as of June 30, 2011 and 2010 were $1,429,858 and $897,040, respectively, and $532,818 and $533,977 has been set aside during the years ended June 30, 2011 and 2010, respectively. At June 30, 2011 and 2010, net assets with the amount of $20,334,390 and $19,023,452, respectively, of the Company's PRC subsidiaries that are currently restricted and not available for distribution to the Group and the amount of $1,215,871 and $536,351, respectively, that are free of restriction.

The Company's operations are substantially conducted through its subsidiaries in China.  These subsidiaries may only pay dividends out of their retained earnings determined in accordance with PRC GAAP and after they have met the PRC requirements for appropriation to statutory reserves.  In addition, the subsidiaries' business transactions and assets are primarily denominated in RMB, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through the People's Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China. Approval of foreign currency payments by the People's Bank of China or other regulatory institutions requires submitting a payment application form together with suppliers' invoices, shipping documents and signed contracts. These currency exchange control measures imposed by the PRC government may restrict the ability of the Company's subsidiaries to transfer their net assets to the Company through loans, advances or cash dividends.

Supplemental Parent Company Financial Information - Pansoft Company Limited

Condensed Balance Sheets

	As of June 30,
	2011	2010
ASSETS
Current assets:
Prepayments	$-	$-
Cash and cash equivalents	94,421	637
Total current assets	94,421	637
Investments in subsidiaries	21,455,840	19,559,166
Total assets	$21,550,261	$19,559,803

LIABILITIES
Current liabilities	$-	$-

Stockholders' equity
Common stock (30,000,000 common shares authorized; par value $0.0059 per share; 5,438,232 shares issued and outstanding as of June 30, 2011 and 2010)	32,080	32,080
Treasury stock, at cost,121,200 shares and nil, as of June 30, 2011 and 2010, respectively	(503,602)	-
Additional paid-in capital	9,281,752	9,011,160
Retained earnings	11,212,733	9,792,347
Accumulated other comprehensive income	1,527,298	724,216
Total stockholders' equity	21,550,261	19,559,803
Total liabilities and stockholders' equity	$21,550,261	$19,559,803

Condensed Statements of Income

	For the years ended June 30,
	2011	2010
Revenue	$-	$-
Administrative expenses	(270,592)	(447,138)
Other expense	(2,260)	(334)
Equity in income of subsidiaries	1,693,238	3,692,397
Net income	$1,420,386	$3,244,925

Condensed Statements of Cash Flows

	For the years ended June 30,
	2011	2010
Net cash (used in) generated from operating activities	$93,784	$(10,213)
Cash, beginning of period	637	10,850
Cash, end of period	$94,421	$637

Income Taxes Textblock	12 Months Ended
Jun. 30, 2011
Income Taxes [Abstract]
Income Taxes [Text Block]
17.	Income Taxes

The Company is not subject to tax in the British Virgin Islands. PCCL's subsidiaries in mainland China files income tax returns in the PRC. Pansoft's subsidiaries in Hong Kong and Japan files tax returns in Hong Kong and Japan. The Company does not believe there will be any material changes in its unrecognized tax positions over the next 12 months.

In 2007, Pansoft's major operating subsidiary PCCL was subject to the enterprise income tax at the reduced applicable rate of 7.5%, as PCCL was classified as a "software enterprise" and "high-technology enterprise" business. The Company was able to enjoy a further reduction to 0% due to being a foreign investment enterprise ("FIE").

On March 16, 2007, The National People's Congress of China passed "The Law of the People's Republic of China on Enterprise Income Tax" (the "Enterprise Income Tax Law").  The Enterprise Income Tax Law became effective on January 1, 2008.  This new law eliminated the existing preferential tax treatment that is available to the FIEs but provides grandfathering of the preferential tax treatment currently enjoyed by the FIE's.  Under the new law, both domestic companies and FIE's are subject to a unified income tax rate of 25%. PCCL's two-year tax holiday ended in December 2007 and the Company is currently eligible for the 50% exemption from tax for the calendar years ending December 31, 2008 through December 31, 2010 under the grandfathering provisions in the Enterprise Income Tax Law.

PCCL was qualified as a HNTE on November 30, 2010 and accordingly it benefits from a preferential tax rate of 15% for a period of 3 years from January 1, 2010.

ITLamp was qualified as a HNTE on December 14, 2009 and accordingly it benefits from a preferential tax rate of 15% for a period of 3 years from January 1, 2009.

HongAo was qualified as a HNTE on December 5, 2008 and accordingly it benefits from a preferential tax rate of 15% for a period of 3 years from January 1, 2008.

These companies need to re-apply for the preferential tax treatment when the preferential tax period expires. ITLamp and HongAo are in the process of re-applying for the preferential tax treatment, and it is the opinion of the directors that there is no obstacle for obtaining the approval.

The PRC tax bureau approved an extra deduction of $1,367,667 (RMB9,055,321) for research and development expenditures incurred by PCCL up to December 31, 2010 ($1,401,528 (RMB9,568,536) up to December 31, 2009).

PHKL is subject to a profit tax rate of 16.5%.

Pansoft Japan is subject to a statutory income tax rate of 22% on assessable profits below JPY8,000,000 and 30% on assessable profits over JPY8,000,000.

A reconciliation of consolidated corporate income taxes at the statutory rate of 25% and the Company's effective income tax rate for the years ended June 30, 2011 and 2010 is shown as follows:

	For the years ended June 30,
	2011	2010

Income before provision for income taxes	$1,346,032	$3,939,522
Statutory rate	25%	25%
Income tax at statutory rate	336,509	984,880
Stock-based compensation	67,648	110,308
Extra deduction for research and development expenditures	(341,916)	(350,382)
Non-deductible expenses	368,555	88,431
Non-taxable profits	(81,211)	-
Valuation allowance to write off net operating loss	410,280	-
Income tax on capitalization of retained earnings of PCCL	-	258,732
Others	1,919	(1,214)
Effect of preferential tax reduction	(285,773)	(396,158)
Income tax provision	$476,011	$694,597

Current income taxes	$652,198	$501,544
Deferred income taxes	(176,187)	193,053
Total income tax provisions	$476,011	$694,597

The significant components of deferred tax assets (liabilities) are as follows:

	As of June 30,
	2011	2010

Timing difference on revenue recognition	$(1,494,974)	$(1,592,007)
Allowance for doubtful accounts	60,230	51,044
Plant and equipment, capitalized software cost and intangibles	(633,363)	(59,130)
Other temporary differences	635,839	201,085
Net operating loss carryforward	617,809	442,613
	(814,459)	(956,395)
Effect of 50% tax reduction	-	477,890
Preferential tax rate	488,674	-
Valuation allowance	(426,537)	(8,420)
Net deferred income tax liabilities	$(752,322)	$(486,925)

The Company has a tax loss carryforward in China of $765,089 (2010: $1,736,771) which expires in 2017.  No valuation allowance has been provided because the Company believes it is more likely than not that the tax benefit of the carryforward can be realized.   The Company also has a tax loss carryforward of $304,714 (2010: $51,029), $698,431 (2010: $Nil) and $890,773 (2010: $Nil) in Hong Kong, Japan and the PRC respectively which can be carried forward indefinitely to offset future profit.  A valuation allowance of $426,537 (2010: $8,420) has been provided for this deferred tax asset because the Company does not believe it is more likely than not that the tax benefit of the loss carryforward can be realized.

The new Tax Law also imposes a 10% withholding income tax for dividends distributed by a foreign invested enterprise to its immediate holding company outside China for distribution of its earnings generated after January 1, 2008. Under the new Tax Law, the distribution its earnings generated prior to January 1, 2008 is exempt from the withholding tax. For the years ended June 30, 2011 and 2010, no deferred tax liability has been recognized for the undistributed earnings of these PRC subsidiaries at June 30, 2011 and 2010 , as the subsidiaries in the PRC will not be distributing earnings to the Company. Total undistributed earnings of these PRC subsidiaries at June 30, 2011 were RMB39,463,583 ($6,097,964).

Earnings Per Share Textblock	12 Months Ended
Jun. 30, 2011
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
18.	Earnings Per Share

	For the years ended June 30, 2011
	2011	2010

Net income used for basic and diluted net income per common share	$1,420,386	$3,244,925

Weighted average common shares outstanding - basic	5,389,323	5,438,232
Effect of dilutive securities:
Earnings contingency	170,163	24,945
Options	13,209	21,809
Weighted average common shares outstanding - diluted	5,572,695	5,484,986

Earnings per common share - basic	$0.26	$0.60
Earnings per common share - diluted	$0.25	$0.59

Contingent shares were included in the denominator of diluted earnings per share on a weighted-average basis from the completion of the acquisition in accordance with ASC Topic 260-10-45-49 and up to amendment of payment terms (Note 4).  Year-to-date revenue of ITLamp was compared to the revenue target, as defined in the contingent share arrangement (Notes 4 and 15).

Except for the stock options granted in December 2008, all common stock equivalents were anti-dilutive and accordingly were excluded from the calculation of diluted earnings per share for the year ended June 30, 2011.

Except for the stock options granted in December 2008 and 2009, all common stock equivalent were anti-dilutive and accordingly were excluded from the calculation of diluted earnings per share for the year ended June 30, 2010.

Shareholders' Equity Textblock	12 Months Ended
Jun. 30, 2011
Stockholders' Equity [Abstract]
Stockholders' Equity [Text Block]
19.	Stockholders' Equity

Common stock and treasury stock
On July 21, 2008, the Company's Board of Directors approved a 169.529280-for-1 stock split of the Company's common stock, whereby each share held by holders of record as of July 21, 2008 was subdivided into 169.529280 shares. The effects of this common stock split have been retroactively applied to the accompanying consolidated financial statement and notes thereto. On September 8, 2008, the Company completed an initial public offering ("IPO") on NASDAQ.

On October 29, 2010, the Company announced that its Board of Directors had authorized a share repurchase program, under which the Company could acquire up to $1 million of its common shares over the following 3 months, on the open market at prevailing market prices or in block trades and subject to restrictions relating to price, volume, and timing.   On March 1, 2011, the Board of Directors extended the program for an indefinite period.  The shares were repurchased in accordance with Rule 10b-18, and they will be used to fund the ITLamp acquisition. In the period of November 18, 2010 through June 30, 2011, the Company repurchased 121,200 common shares, for a total value of $503,602, through open-market repurchases.  These purchases represent an average price of $4.16 per share. As of June 30, 2011, the Company had approximately $496,000 available under the existing $1 million share repurchase authorization.

Warrants
Pursuant to the IPO, the Company issued 1,200,000 shares of common stock for gross proceeds of $8,400,000 and issued 120,000 underwriter warrants. Each warrant entitles the holder to purchase one common share for a price of $8.40 per share for a period of four years following the closing of the IPO. The unit price for each Underwriter warrant is $0.001. The Company received proceeds of $120 from the issuance of underwriter warrants which is included in additional paid-in capital. The costs of the offering totaled to $876,987 and are included in additional paid-in capital.

On November 5, 2009 the Company issued 10,000 warrants to Sunrise Capital Group LLC, in exchange for professional services. The fair value of each warrant was $0.59.

The Company estimates the fair value of warrants using the Black-Scholes valuation model, consistent with the provisions of SFAS No. 123(R), "Share-Based Payment" (SFAS No. 123(R)) and SAB No. 107, which was primarily codified to the Topic 718 "Compensation - Stock Compensation". Key inputs and assumptions used to estimate the fair value of warrants include the expected option term, volatility of the Company's stock and the risk-free rate. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by warrants holder who receive equity awards, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the Company.

The key input and assumptions are as follows:

Exercise price	$7.0
Expected life	1
Volatility	12%
Risk free rate	1.327%
Dividend yield	0
Warrants value	$0.59

Number of Warrants Outstanding
June 30, 2009	120,000
Granted	10,000
Exercised	-
Cancelled / Lapsed	(60,000)
June 30, 2010 and 2011	70,000

The following table shows the number of warrants with other information as of June 30, 2011:

Outstanding Warrants			Exercisable Warrants
Weighted Average Exercise Price	Number	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Exercise Number
$8.4	60,000	1.2 years	$8.4	60,000
$7.0	10,000	0.35 years	$7.0	10,000
$8.2	70,000	1.08	$8.2	70,000

The market value of the Company's common stock at June 30, 2011 was $3.24. The outstanding warrants had no intrinsic value at June 30, 2011.

Stock options
The Company has authorized the establishment of stock option plan effective on July 21, 2008 for its directors and employees (the "Plan", which was approved and ratified by our shareholders on July 20, 2009). The Plan provides for 604,248 options to purchase common shares. It provides additional compensation incentives for high levels of performance and productivity by management, other key employees of the Company and directors.

The following table shows the number of stock options with other information as of June 30, 2011:

Outstanding Stock Options			Exercisable Options
Weighted Average Exercise Price	Number	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Exercise Number
$7.00	307,000	2.25 years	$7.00	-
$6.33	30,000	1.66 years	$6.33	-
$5.20	14,000	0.89 years	$5.20	-
$4.96	20,000	1.99 years	$4.96	-
$2.74	39,000	1.11 years	$2.74	-
$6.38	410,000	2.04 years	$6.38	-

The Company estimates the fair value of stock options using the Black-Scholes valuation model, consistent with the provisions of SFAS No. 123(R), "Share-Based Payment" (SFAS No. 123(R)) and SAB No. 107, which was primarily codified to ASC Topic 718 "Compensation - Stock Compensation". Key inputs and assumptions used to estimate the fair value of stock options include the grant price of the award, the expected option term, volatility of the Company's stock and the risk-free rate. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by employees who receive equity awards, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the Company.

The fair value of each stock option grant was estimated at the date of grant using a Black-Scholes option pricing model. The following table summarizes the options granted in 2011 and 2010.

The assumptions used in the stock option valuation are as follows:

Grant Date	Sep 8, 2008	Dec 13, 2008	Dec 13, 2008	May 22, 2009	Feb 25, 2010	June 25, 2010
Option granted	321,000	31,000	15,000	14,000	30,000	20,000
Expired	(14,000)	(7,000)	-	-	-	-
Outstanding	307,000	24,000	15,000	14,000	30,000	20,000
Exercise price	$7.00	$2.74	$2.74	$5.20	$6.33	$4.96
Expected life	5	3	5	3	3	3
Volatility	75%	75%	75%	12%	12%	12%
Risk free rate	2.98%	1.05%	1.55%	1.327%	1.327%	1.327%
Dividend yield	0%	0%	0%	0%	0%	0%
Option value	$4.39	$1.39	$1.72	$0.53	$0.64	$0.50

In September 2008, the Company granted 321,000 options to its directors, management and key employees at an exercise price of $7.00, vesting at a rate of 20% per year for five years. The fair value of these stock options was determined to be $4.39 per stock option. In December 2008, the Company granted 46,000 options to its directors, financial advisor and Interim CFO at an exercise price of $2.74. The vesting rate is 33% per year for two years and 34% for one year for the options granted to the directors and advisor and at the rate of 20% per year for five years for the options granted to Interim CFO. The fair value of these stock options was determined to be $1.39 and $1.72 per stock option, respectively. In May 2009, the Company granted 14,000 options to its director at an exercise price of $5.20. The vesting rate is 33% per year for two years and 34% for one year for the options granted to the director. This share option became effective after approval at the annual general meeting on July 20, 2009. The fair value of these stock options was determined to be $0.53 per stock option. In February 2010, the Company granted 30,000 options to its directors at an exercise price of $6.33. The vesting rate is 33% per year for two years and 34% for one year for the options granted to the directors. The fair value of these stock options was determined to be $064 per stock option. In June 2010, the Company granted 20,000 options to its management at an exercise price of $4.96. The vesting rate is 33% per year for two years and 34% for one year for the options granted to the management. The fair value of these stock options was determined to be $0.50 per stock option.

A total of $270,592 and $441,232 was included in the stock option expense for the years ended June 30, 2011 and 2010, respectively. As of June 30, 2011 and June 30, 2010, there was approximately $248,498 and $519,573 respectively, of unrecognized compensation costs related to the non-vested share-based arrangements granted under the Company's stock option plan. Those costs are expected to be recognized over a weighted-average period of approximately 2.04 years and 3.04 years as of June 30, 2011 and June 30, 2010, respectively.

Number of Options Outstanding
June 30, 2010	410,000
Granted	-
Exercised	-
Expired	-
June 30, 2011	410,000

In May 2009, one of the directors had resigned. In accordance with the stock option plan, 7,000 share options with an exercise price of $7.00 and 7,000 share options with an exercise price of $2.74 expired in August 2009.

In March 2010, one of the employees had resigned, in accordance with the stock option plan, 7,000 share options with an exercise price of $7.00 expired in June 2010.

Operating Lease Commitments Textblock	12 Months Ended
Jun. 30, 2011
Operating Lease Commitments [Abstract]
Operating Lease Commitments [Text Block]
20.	Operating Lease Commitments

The Company was obligated under operating leases requiring minimum rentals as of June 30, 2011 as follows:

Payable within:
- year ending June 30, 2012	$259,852
- year ending June 30, 2013	186,100
- year ending June 30, 2014	45,850
- year ending June 30, 2015	75,640
- year ending June 30, 2016	86,445
- Thereafter	21,611
Total minimum lease payments	$675,498

Financial Instruments Textblock	12 Months Ended
Jun. 30, 2011
Financial Instruments [Abstract]
Financial Instruments [Text Block]
21.	Financial Instruments

Concentrations of credit risk
Accounts receivable potentially subject the Company to concentrations of credit risk.  Management is of the opinion that any risk of accounting loss is significantly reduced due to the financial strength of the Company's major customers.  The Company performs ongoing credit evaluations of its customers' financial condition and evaluates management performance based on proceeds collected from projects.  Consequently, exposure to credit risk is limited accordingly.

The credit risk on the cash equivalents is limited because the counterparties are banks with high credit ratings.

Currency risk
The Company is exposed to currency risk as the Company's business is carried out primarily in RMB and the Company maintains RMB denominated bank accounts but uses U.S. dollars as its reporting currency.  Unfavorable changes in the exchange rate between RMB and U.S. dollars may result in a material effect on accumulated other comprehensive income recorded as a charge in stockholders' equity.  The Company does not use derivative instruments to reduce its exposure to foreign currency risk.

In addition, the RMB is not a freely convertible currency.  The Company's subsidiaries are allowed to pay outstanding current account obligations in foreign currency but must present the proper documentation to a designated foreign exchange bank.  There is no certainty that all future local currency can be repatriated.

Economic Dependence Textblock	12 Months Ended
Jun. 30, 2011
Economic Dependence [Abstract]
Economic Dependence [Text Block]
22.	Economic Dependence

For the year ended June 30, 2011, the Company's two major customers individually comprised 22% and 17% of revenue, compared with 40% and 28% respectively for the year ended June 30, 2010.

In addition, the subsidiaries of the Company's two major subsidiaries accounted for a total of 36% and 23% of the revenues for the year ended June 30, 2011 and 2010 respectively.

There were three customers that individually comprise 32%, 16%, 13% of accounts receivable as of June 30, 2011. There were four customers that individually comprise 38%, 22%, 16% and 11% of accounts receivable as of June 30, 2010.

Segment Information Textblock	12 Months Ended
Jun. 30, 2011
Segment Information [Abstract]
Segment Information [Text Block]
23.	Segment Information

The Company applies ASC Topic 280-10-50 regarding segment reporting disclosure. Factors used to identify the Company's single operating segment include the organizational structure of the Company and the financial information available for evaluation by the chief operating decision-maker in making decisions about how to allocate resources and assess performance.  The Company operates predominantly in one geographical area, the PRC.

During the year ended June 30, 2010 and prior, the Company viewed its operations and managed its business as one segment: the design, development, implementation and servicing of ERP systems.

During the year ended June 30, 2011, the Company viewed its operations and managed its business as four segments: (i) the design, development, implementation and servicing of ERP systems for oil/gas industry; (ii) the provision of technology solution and related services to thermal power generation industry; and (iii) outsourced mobile phone software testing and development.

	For the years ended June 30,
	2011	2010
Revenues:
ERP system development and integration service to energy industry	$15,563,549	$12,056,872
Technology solution and related services to thermal power generation industry	2,441,494	-
Outsourced mobile phone software testing and development	1,160,326	-
Total	$19,165,369	$12,056,872

Depreciation:
ERP system development and integration service to energy industry	$338,128	$225,325
Technology solution and related services to thermal power generation industry	90,186	-
Outsourced mobile phone software testing and development	35,207	-
Total	$463,521	$225,325

Intangible assets amortization
ERP system development and integration service to energy industry	$351,376	$63,948
Technology solution and related services to thermal power industry	437,715	-
Outsourced mobile phone software testing and development	96,088	-
Total	$885,179	$63,948

Net income (loss):
ERP system development and integration service to energy industry	$3,543,088	$3,245,265
Technology solution and related services to thermal power generation industry	(481,786)	-
Outsourced mobile phone software testing and development	(2,189,021)	-
Other (a)	(2,260)	(340)
Total	$870,021	$3,244,925

(a)	The Company does not allocate its general and administrative expenses of its U.S. activities to its reportable segments because these activities are managed at a corporate level.

	For the year ended June 30,
	2011	2010
Expenditures for identifiable long-lived tangible assets
ERP system development and integration service to energy industry	$732,700	$234,470
Technology solution and related services to thermal power generation industry	130,225	-
Outsourced mobile phone software testing and development	284,690	-
Total	$1,147,615	$234,470

Subsequent Events Textblock	12 Months Ended
Jun. 30, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]
24.	Subsequent Events

On September 19, 2011, the Company announced the acquisition of all of the equity interests of Hefei Langji Technology Co., Ltd ("Langji"), the leading HR solution provider to China's coal-mining industry and is based in Hefei in Anhui province specializes in providing HR solution, and its wholly-owned subsidiary, Shanghai Zhongrui ("Zhongrui"), its sales and marketing arm based in Shanghai, for a total purchase price of RMB10.8 million (approximately $1.69 million). The acquisition was completed on October 19, 2011. In October 2011, the Company paid cash of $0.28 million. The remaining balance of the consideration of $1.41 million will be paid in a combination of cash and the Company's common stock through September 2016.